Exhibit 99.2

© 2017, Aevi Genomic Medicine NASDAQ: GNMX Corporate Update May 10, 2017

© 2017, Aevi Genomic Medicine 2 Forward - Looking Statement This presentation includes certain estimates and other forward - looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, including statements with respect to anticipated operating and financial performance, clinical results, potential partnerships, licensing opportunities and other statements of expectation. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “assumes,” “seeks,” “estimates,” “should” and variations of these words and similar expressions, are intended to identify these forward - looking statements. While we believe these statements are accurate, forward - looking statements are inherently uncertain and we cannot assure you that these expectations will occur and our actual results may be significantly different. These statements by the Company and its management are based on estimates, projections, beliefs and assumptions of management and are not guarantees of future performance. Important factors that could cause actual results to differ from those in the forward - looking statements include the factors described in the Company’s filings with the U.S. Securities and Exchange Commission. The Company disclaims any obligation to update or revise any forward - looking statement based on the occurrence of future events, the receipt of new information, or otherwise.

© 2017, Aevi Genomic Medicine 3 Agenda • Executive Summary • AEVI - 001 Development Program Update – SAGA trial summary – Genetic Subset Responder Analysis – Addressable Commercial Market – Next Steps for Clinical Development • AEVI - 002 Development Program Update • Q1 17 Results of Operations • Conclusion

© 2017, Aevi Genomic Medicine 4 Our Mission

© 2017, Aevi Genomic Medicine 5 Aevi Genomic Medicine Pipeline Compound Indication Preclinical Phase 1 Phase 2 Phase 3 AEVI - 001 mGluR + Genetic Subset ADHD (pediatric, age 6 - 17) 22q Deletion Syndrome CNTN4 in Autism Spectrum Disorder (Potential Orphan Program) AEVI - 002 (anti - LIGHT mAb) Severe Pediatric Onset Crohn’s Disease FDA Discussion Mid - 2017 Top - Line Data Mid - 2018 Top - Line Data 1H 2017* Initial Data 2H 2017

© 2017, Aevi Genomic Medicine AEVI - 001: SAGA Trial in mGluR + ADHD

© 2017, Aevi Genomic Medicine 7 AEVI - 001: ADHD Development Program Design: • Non - interventional • Multi - center (30+) • Genotype ~1900 ADHD subjects, age 6 - 17, identifying patients who are mGluR+ Objectives: • Confirm prevalence of mGluR+ • Characterize mGluR+ phenotype • Expedite enrollment in Phase 2/3 interventional trials Phase 3 mGluR + Genetic Subset ADHD N=TBD, Ages 6 - 12 Phase 3 mGluR + Genetic Subset ADHD N=TBD, Ages 6 - 17 Phase 2 mGluR+ Genetic Subset ADHD N=TBD, Ages 6 - 17 ADHD Phenotype / Genotype Pediatrics & Adolescents N=1876, Ages 6 - 17 Phase 2/3 (SAGA) (Completed) mGluR+ ADHD, Adolescents N=96, Ages 12 - 17

© 2017, Aevi Genomic Medicine 8 Period 1: Double-blind, Dose-Optimization (4 weeks) Screening (up to 3 weeks) Period 2: Double-blind, Dose-Maintenance (2 weeks) Follow-up Call (1 week) Week:-3 0 1 2 3 4 5 6 -2 -1 7 Dose: 100 mg BID, 200 mg BID, 400 mg BID, or placebo Dose optimization based on response assessment Maintenance on optimal dose End of treatment: Day 42 SAGA Trial Design in mGluR + Adolescents • Multi - center (24 sites) • Inclusion criteria: – Adolescents (12 - 17 years of age) – ADHD - RS - 5 ≥ 28 – Positive for mGluR mutation – Investigators, patients and parents were not blinded to genetic status • Primary endpoint: ADHD - RS - 5 • Key secondary endpoint: CGI - I • 1:1 randomization • Placebo - controlled • Dose optimization: 100 - 400 mg BID

© 2017, Aevi Genomic Medicine 9 SAGA Trial Summary • Trial did not meet primary endpoint (overall ADHD - RS) 1 , however showed encouraging trend in improvement at highest dose (400 mg BID) – Strong trend of efficacy in ADHD - RS inattention subscale (p=0.0515 vs placebo) • Clear signal of efficacy and benefit to patients – ADHD - RS response rate 2 70% (p=0.0067 vs placebo) – CGI - I response rate 3 57% (p=0.0155 vs placebo) • Well tolerated with no serious AEs 1. ADHD - RS: parent reported scale on hyperactivity and inattention, 18 questions; scored 0 - 3 2. Pre - specified endpoint, response defined as improvements in ADHD - RS scores of > 30% 3. Pre - specified endpoint, response defined as much or very much improved (CGI - I of 1 or 2)

© 2017, Aevi Genomic Medicine SAGA Trial Responder Analyses: Patient Stratification by Genetic Biomarkers

© 2017, Aevi Genomic Medicine 11 Novel 9 - Gene Subset Predictive of Response • Emphasis on top 25 genes by frequency of occurrence in phenotype - genotype study • Prioritize genes that have been randomized into both active and placebo arms and showed meaningful response to AEVI - 001 vs placebo • These genes include certain glutamate metabotropic receptors (GRM) and neurodevelopmental genes • 9 - gene subset found in approximately 10% of pediatric ADHD patients. 1 1 Data on file and Elia, J. et al, Glutamatergic network gene mutations in children and adolescents with ADHD. Poster presented at: 6 th World Congress on ADHD; April 21, 2017; Vancouver, Canada

© 2017, Aevi Genomic Medicine 12 C N T N 4 N e u r o G e n e A G R M G e n e A G R M G e n e B N e u r o G e n e B N e u r o G e n e C N e u r o G e n e D N e u r o G e n e E N e u r o G e n e F 0 1 2 3 4 5 P e r c e n t a g e o f T o t a l A D H D Frequency of Responder Genes to AEVI - 001 • 8 of the most frequent 15 genes were responders to AEVI - 001 (SAGA Trial) and account for approximately 40% of all mGluR mutations • Total set of 9 genes represents approximately 10% of the pediatric ADHD population 1 1 Data on file and Elia, J. et al, Glutamatergic network gene mutations in children and adolescents with ADHD. Poster presented at: 6 th World Congress on ADHD; April 21, 2017; Vancouver, Canada 9 - Gene Responder Subset in SAGA Trial (n=42)

© 2017, Aevi Genomic Medicine 13 C N T N 4 G e n e 2 4 0 1 2 3 4 5 P e r c e n t a g e o f T o t a l A D H D Novel Discovery: Prevalence of CNTN4 in ADHD • CNTN4 constitutes 22% of the mGluR + population and approximately 5% of the pediatric ADHD population 1 • mGluR mutations were highly concentrated in the top 24 genes, constituting 74% of the mGluR + population 1 Data on file and Elia, J. et al, Glutamatergic network gene mutations in children and adolescents with ADHD. Poster presented at: 6 th World Congress on ADHD; April 21, 2017; Vancouver, Canada mGluR + Gene Frequency from Phenotype/Genotype Study (N=1876)

9-Gene Subset: Robust Response to AEVI-001

- Statistically significant reduction in ADHD-RS from week 4 through week 6
- 9-gene subset in SAGA consists of:
  - *CNTN4*, 43%
  - *GRMs*, 14%
  - Neurodevelopmental genes 43%



SAGA 9-Gene Subset
Change in ADHD-RS (n=42)
Change in ADHD-RS Score from Baseline
0
-5
-10
-15
-20
-25
Placebo
AEVI-001
n=24
Δ = 11.7
p = 0.0015
n=18
Baseline
Week 1 (100 mg BID)
Week 2 (200 mg BID)
Week 3 (400 mg BID)
Week 4 (Optimized Dose)
Week 5 (Maintenance Dose)
Week 6 (Maintenance Dose)

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© 2017, Aevi Genomic Medicine 15 9 - Gene Subset: Stimulant - like Magnitude of Response Placebo adjusted change from baseline; adolescent trials Study Medication Change in total ADHD - RS from Baseline Change in Inattention Subscale from Baseline Change in Hyperactivity/Impulsivity Subscale from Baseline Reference AEVI - 001 (9 - gene subset) - 11.7 - 8.2 - 4.1 SAGA Trial Lisdexamfetamine ( Vyvanse ) - 5.5 (30 mg) - 8.3 (50 mg) - 7.9 (70 mg) - 3.0 (30 mg) - 5.0 (50 mg) - 4.8 (70 mg) - 2.5 (30 mg) - 3.3 (50 mg) - 3.3 (70 mg) Findling et al. (2011) J Am Acad Child Adolesc Psychiatry. 50(4):395 - 405. Mixed amphetamine salts extended release (Adderall XR) - 8.4 - 4.1 - 4.4 Spencer et al (2006) Clin Ther . 28(2):266 - 79.

© 2017, Aevi Genomic Medicine 16 0 20 40 60 80 100 P e r c e n t a g e o f p a t i e n t s w h o a c h i e v e d r e s p o n s e AEVI-001 (n=18) Placebo (n=24) 9 - Gene Subset: Clinically Meaningful and Statistically Significant Response Rates, SAGA Trial Week 6 Reduction in ADHD - RS > 30% Week 6 CGI - I of 1 or 2 p < 0.0001 p = 0.0001 89% 21% 72% 13% • 89% of patients on AEVI - 001 achieved clinical response on ADHD - RS – Responders (16/18) • 72% of patients on AEVI - 001 achieved clinical response on CGI - I – Responders (13/18) SAGA 9 - Gene Subset Response Rates (n=42)

© 2017, Aevi Genomic Medicine 17 CNTN4 : Novel Discovery in ADHD • CNTN4 encodes an axon - associated cell adhesion molecule – Important in neuronal network formation and plasticity • Previously associated with: – Neurodevelopmental delay – Autism Spectrum Disorder (ASD) – Bipolar Disorder – Schizophrenia • Represents approximately 5% of pediatric ADHD patients 1 1 Data on file and Elia, J. et al, Glutamatergic network gene mutations in children and adolescents with ADHD. Poster presented at: 6 th World Congress on ADHD; April 21, 2017; Vancouver, Canada

© 2017, Aevi Genomic Medicine 18 Phenotype/Genotype Study (N=1876) • Higher prevalence of emotional dysregulation*: – Disruptive behavior – Completing work – Anger control – Risk taking – Inappropriate movements and sounds – Hyperactivity CNTN4: More Severe Phenotype

CNTN4: Robust Response to AEVI-001

- Robust treatment response: placebo-adjusted ADHD-RS reduction of 11.9, p=.03
- *CNTN4* subpopulation:
  - Total subjects, n=18
  - AEVI-001, 6/6 responders
  - Placebo, 3/12 responders



SAGA *CNTN4* Subset
Change in ADHD-RS (n=18)
CNTN4 Placebo
CNTN4 Active
Change in ADHD-RS Score from Baseline
0
-5
-10
-15
-20
-25
n=12
p = 0.03
n=6
Baseline
Week 1 (100 mg BID)
Week 2 (200 mg BID)
Week 3 (400 mg BID)
Week 4 (Optimized Dose)
Week 5 (Maintenance Dose)
Week 6 (Maintenance Dose)

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© 2017, Aevi Genomic Medicine 20 0 20 40 60 80 100 P e r c e n t a g e o f p a t i e n t s w h o a c h i e v e d r e s p o n s e AEVI-001 (n=6) Placebo (n=12) 100% Response in CNTN4 Mutation - positive Patients Week 6 Reduction in ADHD - RS > 30% Week 6 CGI - I of 1 or 2 p = 0.0062 100% 25% 83% 17% p = 0.0027 • 100% of patients on AEVI - 001 achieved clinical response on ADHD - RS – Responders (6/6) • 83% of patients on AEVI - 001 achieved clinical response on CGI - I – Responders (5/6) SAGA CNTN4 Subset Response Rates (n=18)

© 2017, Aevi Genomic Medicine 21 Responder Analysis Summary: ADHD Precision Medicine • Clinically meaningful and statistically significant response in a 9 - gene responder subpopulation • High magnitude of response: stimulant - like reduction in ADHD - RS • 89% response rates in challenging adolescent population • Represents approximately 10% of pediatric ADHD • Novel discovery: prevalence of CNTN4 in ADHD • Represents approximately 5% of pediatric ADHD • All CNTN4 patients on AEVI - 001 achieved clinical response • More severe ADHD phenotype with emotional dysregulation features • CNTN4 association with neurodevelopmental diseases supports study in ASD • Clear path to market approval and launch with a more predictive gene - set

# Next Steps for AEVI-001: ADHD and ASD

- Genetic Subset ADHD
  - Multi-center randomized, placebo-controlled Phase 2 trial in patients ages 6 – 17
  - Staged adaptive design
    - Initial focus on CNTN4 (n=~40-70)
    - Remaining genes to follow
  - Study start 2H 2017, top-line data mid-2018
- ASD
  - Genotype study in ASD with *CNTN4* initiated at CHOP
    - Assess prevalence of *CNTN4* and associated phenotype
  - FDA discussion mid-2017 (potential orphan indication)

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# 9-Gene Subset Responders: ADHD Total Addressable Market

- Overall US ADHD Market
  - US market sales: ~$11.1B[1] and growing at ~2% CAGR[1]
  - Stimulants dominate market: ~90% of sales[1]
  - ~6M pediatric (ages 6-17) patients and ~10M adult patients in US[2,3]

- 9-Gene Subset ADHD Market (~10% of ADHD patients)[4]
  - ~600K pediatric patients and ~1M adult patients
  - $2B - $3B market size based upon current premium pricing and compliance / adherence

- Additional lifecycle opportunities in ASD and other neurodevelopmental diseases

1.IMS NSP, 2015
2.https://www.cdc.gov/ncbddd/adhd/data.html (Visser S et al – Journal of American Academy of Child and Adolescent Psychiatry 2014, 53(1):34-46)
3.http://www.chadd.org/understanding-adhd/about-adhd/data-and-statistics/general-prevalence.aspx (Kessler R et al – American Journal of Psychiatry 2006, 163(4):716-23)
4.Data on file and Elia, J. et al, Glutamatergic network gene mutations in children and adolescents with ADHD. Poster presented at: 6th World Congress on ADHD; April 21, 2017

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© 2017, Aevi Genomic Medicine 24 AEVI - 002: Severe Pediatric Onset Crohn’s Disease

© 2017, Aevi Genomic Medicine 25 AEVI - 002: Anti - LIGHT mAb Program • First - in - Class Biologic from Kyowa Hakko Kirin – Initial development in Severe Pediatric Onset IBD – Phase 2 ready human monoclonal antibody • Program Update – Successfully transferred IND – Requalified clinical trial material – Cleared by FDA to start trial – Study start June 2017 – Initial data expected 2H 2017 Decoy Receptor 3 DcR3 LIGHT Immune Cell HVEM LT b R Our Approach: Therapeutic antibody which mimics DcR3 regulation by binding LIGHT

© 2017, Aevi Genomic Medicine 26 Financial Update

© 2017, Aevi Genomic Medicine 27 Q1 17 Financial Update R&D expenses for 1Q 17 were $7.9M, increasing from $7.0M for the same period in 2016 – Mainly due to increased spend on clinical activities related to completion of the SAGA trial for AEVI - 001 & advancement of the AEVI - 002 program G&A expenses for 1Q 17 were $ 3.0M , decreasing from $4.2M for the same period in 2016 – Mainly due to severance benefits recorded in 2016 $29.2M cash balance (cash and cash equivalents) at 3/31/17 Current cash resources estimated to fund operations through Q2 2018, including: Top - line data by mid - 2018 in Phase 2 trial to confirm genetic responders to AEVI - 001 I nitial data by 2H 2017 from the signal - finding trial of AEVI - 002 in Severe Pediatric Onset Crohn’s Disease 37.1M shares outstanding at 5/2/17

© 2017, Aevi Genomic Medicine 28 Aevi Genomic Medicine – Upcoming Events Compound Indication Preclinical Phase 1 Phase 2 Milestones AEVI - 001 mGluR + Genetic Subset ADHD (pediatric, age 6 - 17) 22q Deletion Syndrome CNTN4 in Autism Spectrum Disorder (Potential Orphan Program) AEVI - 002 (anti - LIGHT mAb) Severe Pediatric Onset Crohn’s Disease FDA Discussion Mid - 2017 Top - Line Data Mid - 2018 Top - Line Data 1H 2017 Initial Data 2H 2017

© 2017, Aevi Genomic Medicine 29 Thank you